MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

                    Supplement Dated December 29, 2005
               to the Prospectus Dated December 23, 2005

The following change is being made to the Prospectus of Merrill Lynch Senior Floating Rate Fund II, Inc. The third paragraph of the section entitled "Investment Objective and Policies - Description of Corporate Loans" beginning on page 14 of the Prospectus is deleted and replaced with the following:

The corporate loans in which the Trust invests, in many instances, hold one of the most senior positions in the capitalization structure of the borrower, and, in each case, in the judgment of the Investment Adviser, are in the category of senior debt of the borrower. A senior position in the borrower's capital structure generally gives the holder of a senior loan a claim on some or all of the borrower's assets that is senior to that of any subordinated debt, preferred stock and common stock of the same borrower in the event the borrower defaults or becomes bankrupt. Other than with respect to the 20% of the Trust's assets that can be invested in unsecured loans, the corporate loans in which the Trust invests are secured by collateral that the Investment Adviser believes has a market value, at the time of the Trust's investment in the corporate loan, that equals or exceeds the principal amount of the corporate loan. The
Investment Adviser will value the collateral by methods that may include reference to the borrower's financial statements (including cash flow statements), an independent appraiser, comparison to market comparables or by obtaining the market value of such collateral if it is readily ascertainable. In the event of a default, however, the ability of the lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. The value of the collateral may decline below the amount of the corporate loan and any other indebtedness of the borrower secured on an equal or priority basis by the same collateral subsequent to the Trust's investment in the loan. Under certain circumstances, the collateral is released with the consent of the agent bank and co-lenders or pursuant to the terms of the underlying credit agreement with the borrower. There is no assurance that the liquidation of the collateral will satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, the Trust's (and consequently the Fund's) net asset value.


Code # 19056-1205SUP